                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement         [ ]  Confidential, for Use of the
[ ]     Definitive Proxy Statement               Commission Only (as permitted
[ ]     Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]     Soliciting Material Pursuant
        to Rule 14a-11(c) or Rule 14a-12

                              StarBase Corporation
                              --------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]    No fee required.

        [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:



        (2)    Aggregate number of securities to which transaction applies:



        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


        (4)    Proposed maximum aggregate value of transaction:



        (5)    Total fee paid:



        [ ]    Fee paid previously with preliminary materials.

        [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


        (1)    Amount Previously Paid:



        (2)    Form, Schedule or Registration Statement No.:



        (3)    Filing Party:



        (4)    Date Filed:

                              STARBASE CORPORATION
                        4 HUTTON CENTRE DRIVE, SUITE 800
                            SANTA ANA, CA 92707-8713
                                 (714) 445-4400
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 21, 2000
                            ------------------------

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "meeting") of StarBase Corporation, a Delaware corporation, will be held at the Hyatt Regency Irvine, 17900 Jamboree Boulevard, Irvine, CA 92614 at 10:00 a.m. on Thursday, September 21, 2000 to consider and act on the following:

     1. The election of seven (7) persons named in the accompanying proxy statement to serve as directors of the company until the next annual meeting of stockholders of the company and until their successors are duly elected and qualified;

     2. Amending the company's Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.01 per share, from 80,000,000 to 100,000,000 shares;

     3. To ratify the appointment of Deloitte & Touche LLP as the company's independent auditors for the company's fiscal year ended March 31, 2001; and

     4. To consider and transact such other business as may properly come before the meeting or any adjournment thereof.

     A proxy statement, form of proxy and the Annual Report to Stockholders of the company for the fiscal year ended March 31, 2000 are enclosed herewith. Only holders of record of common stock, $.01 par value, of the company at the close of business on July 28, 2000 are entitled to receive notice of and to attend the meeting and any adjournments thereof. At least 10 days prior to the meeting, a complete list of the stockholders entitled to vote will be available for inspection by any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the company. If you do not expect to be present at the meeting, you are requested to fill in, date and sign the enclosed proxy, which is solicited by the board of directors of the company, and to mail it promptly in the enclosed envelope. In the event you attend the meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                                          By Order of the Board of Directors

                                          William R. Stow III
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Santa Ana, California
August   , 2000

                                   IMPORTANT

TO ENSURE THAT YOUR SHARES ARE VOTED AT THE MEETING, PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. PROXIES MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY'S ASSISTANT SECRETARY, BY GIVING A LATER DATED PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              STARBASE CORPORATION
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 21, 2000

     This proxy statement is being furnished in connection with the solicitation of proxies by the board of directors of StarBase Corporation, a Delaware corporation, to be voted at the annual meeting of stockholders (the "meeting") to be held at 10:00 a.m. on Thursday, September 21, 2000, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this proxy statement.

     The principal executive offices of the company are located at 4 Hutton Centre Drive, Suite 800, Santa Ana, California 92707-8713. The approximate date on which this proxy statement and accompanying proxy will first be sent or given to stockholders is August 24, 2000.

     A proxy, in the enclosed form, which is properly executed, duly returned to the company and not revoked will be voted in accordance with the instructions contained therein and, in the absence of specific instructions, will be voted in favor of the proposals and in accordance with the judgment of the person or persons voting the proxy on any other matter that may be brought before the meeting. Each such proxy granted may be revoked at any time thereafter by writing to the Assistant Secretary of the company prior to the meeting, by execution and delivery of a subsequent proxy or by attendance and voting in person at the meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such proxy. The cost of soliciting proxies will be borne by the company. Following the mailing of the proxy materials, solicitation of proxies may be made by officers and employees of the company, or anyone acting on their behalf, by mail, telephone, telegram or personal interview.

                               VOTING SECURITIES

     Stockholders of record as of the close of business on July 28, 2000 (the "record date") will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. The company has one class of voting securities outstanding consisting of shares of common stock, $.01 par value per share. On the record date, there were 46,549,421 outstanding shares of common stock. A holder of common stock is entitled to one vote on each matter submitted to the meeting for each share of common stock held by such holder as of the record date.

PROXIES AND VOTING

     Unless a contrary direction is indicated, a properly executed proxy form will be voted "FOR" the adoption of proposals 1, 2 and 3. The management of StarBase is not aware of any business to be acted upon at this meeting other than as is described in this proxy statement, but in the event any other business should properly come before the meeting, the proxy holders (as indicated on the proxy form) will vote the proxies according to their judgment as to the best interests of the company. The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote at the meeting is necessary to constitute a quorum. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the meeting in determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "AGAINST" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on that particular matter. Proxies submitted that are voted to "ABSTAIN" with respect to any matter will be considered cast with respect to that matter. Proxies subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth as of July 26, 2000 certain information regarding the ownership of voting securities of the company by each stockholder known to the management of the company to be (i) the beneficial owner of more than 5% of the company's outstanding common stock, (ii) each of the directors and nominees for director of the company, (iii) the executive officers named in the Summary Compensation Table provided in Part III under "Executive Compensation" of the company's Annual Report to Stockholders incorporated by reference and (iv) all executive officers and directors as a group. The company believes that the beneficial owners of the common stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                            NUMBER OF SHARES OF     PERCENTAGE OF
                 NAME(1)                      COMMON STOCK(2)      COMMON STOCK(3)
                 -------                    -------------------    ---------------
William R. Stow III.......................       1,029,327(4)            2.2%
Donald R. Farrow..........................         342,722(5)              *
Thomas M. Brattvet........................          67,186(6)              *
Alan D. Kucheck...........................         233,866(7)              *
Douglas S. Norman.........................         115,527(8)              *
Frank R. Caccamo..........................          95,000(6)              *
Daniel P. Ginns...........................         288,700(9)              *
Phillip E. Pearce.........................         145,000(6)              *
John R. Snedegar..........................         258,444(10)             *
Barry W. Sullivan.........................          95,000(11)             *
Total: All directors and executive
  officers (12 persons)...................       2,782,550(12)           5.8%

---------------
  *  Less than 1%.

 (1) Except as otherwise noted, the persons named in the above table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable. The address of each person named in the above table is in care of StarBase Corporation, 4 Hutton Centre Drive, Suite 800 Santa Ana, CA 92707-8713.

 (2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or of which he has the right to acquire the beneficial ownership within 60 days of July 28, 2000. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his household.

 (3) "Percentage of Common Stock" is calculated on the basis of the number of outstanding shares plus the number of shares the person has the right to acquire within 60 days of July 28, 2000.

 (4) Includes 33,882 shares of common stock held by Mr. Stow. Also includes 573,119 shares of common stock held by Mr. Stow as trustee of the Stow Family Trust, of which 568,124 shares are subject to a Performance Escrow Agreement. Also includes 387,913 shares of common stock and 34,413 shares of common stock issuable upon the exercise of currently exercisable stock options by Mr. Stow and Mrs. Stow, respectively. Mr. Stow disclaims beneficial ownership of the shares exercisable by Mrs. Stow.

 (5) Includes 15,000 shares of common stock held by Mr. Farrow. Also includes 327,722 shares of common stock issuable upon the exercise of currently exercisable stock options.

 (6) Represents shares of common stock issuable upon the exercise of currently exercisable stock options.

 (7) Includes 9,434 shares of common stock held by Mr. Kucheck. Also includes 222,545 shares of common stock issuable upon the exercise of currently exercisable stock options and 1,887 shares of common stock issuable upon the exercise of warrants.

 (8) Includes 24,220 shares of common stock held by Mr. Norman of which 13,786 shares are subject to a Performance Escrow Agreement. Also includes 89,420 shares of common stock issuable upon the exercise of currently exercisable stock options and 1,887 shares of common stock issuable upon the exercise of warrants.

 (9) Includes 163,200 shares of common stock held by Mr. Ginns and 5,500 shares of common stock held by Mrs. Ginns. Also includes 120,000 shares of common stock issuable upon the exercise of currently exercisable stock options. Mr. Ginns disclaims beneficial ownership of the shares held by Mrs. Ginns.

(10) Includes 13,753 shares of common stock held by Mr. Snedegar; 1,191 shares of common stock held by Mr. Snedegar as trustee for the Snedegar Revocable Living Trust; 1,667 shares held by Norexco Petroleum of which Mr. Snedegar is President; and 83,501 shares held by Access Financial Limited of which Mr. Snedegar is the general partner. Also includes 158,332 shares of common stock issuable upon the exercise of currently exercisable stock options.

(11) Includes 7,000 shares of common stock held by Mr. Sullivan. Also includes 88,000 shares of common stock issuable upon the exercise of currently exercisable stock options.

(12) Includes a total of 938,314 shares of common stock, 3,774 shares of common stock issuable upon the exercise of warrants and 1,847,309 shares of common stock issuable upon exercise of currently exercisable stock options held by all directors and executive officers of the company as a group.

EXECUTIVE INFORMATION

     Information regarding named executive officers, a brief summary of the background of each executive officer of the company, Executive Compensation including the Summary Compensation Table, Stock Option Grants in the Fiscal Year Ended March 31, 2000, Option Exercises, Holdings and Fiscal Year-End Values, Change in Control Agreements, Compensation Committee Interlocks and Insider Participation, the Report of the Compensation Committee on Executive Compensation, Stock Performance Comparisons, and Certain Relationships and Related Transactions are reported in Part III of the company's Annual Report to Stockholders and are incorporated by reference into this proxy statement.

     Executive officers of the company are appointed by the board of directors to serve until their removal by the board of directors or resignation.

                       ACTIONS TO BE TAKEN AT THE MEETING

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The board of directors of the company has nominated seven directors for election to hold office until the next annual meeting and until their successors are elected and qualified. Unless otherwise indicated, the shares represented by all proxies received by the board of directors will be voted at the meeting in accordance with their terms and, in the absence of contrary instructions, "FOR" the election of all nominees as directors.

     The board of directors has no reason to expect that any of the nominees will be unable to stand for election at the date of the meeting. In the event that a vacancy among the original nominees occurs prior to the meeting, the proxies will be voted for a substitute nominee or nominees named by the board of directors and for the remaining nominees. Directors are elected by a plurality of the votes cast. No proxy may be voted for more than seven nominees.

     The following table sets forth information about each director and nominee for director of the company.

                                             YEAR FIRST
                                             ELECTED OR
                NAME                   AGE   APPOINTED       PRESENT POSITION WITH THE COMPANY
                ----                   ---   ----------      ---------------------------------
William R. Stow III(1)(2)............  55       1991      Chief Executive Officer, President and
                                                          Chairman of the Board of Directors
Frank R. Caccamo(1)(3)...............  60       1998      Director
Donald R. Farrow(2)(4)...............  54       1997      Executive Vice President, Director
Daniel P. Ginns(3)(4)................  50       1997      Director
Phillip E. Pearce(4).................  71       1996      Director
John R. Snedegar(2)(3)...............  50       1991      Director
Barry W. Sullivan(1).................  58       1998      Director

---------------
(1) Member of the Compensation Committee.

(2) Member of the Nominating Committee.

(3) Member of the Audit Committee.

(4) Member of the Mergers and Acquisitions Committee.

NOMINEES FOR DIRECTOR

     The nominees for election as a director are William R. Stow III, Frank R. Caccamo, Donald R. Farrow, Daniel P. Ginns, Phillip E. Pearce, John R. Snedegar, and Barry W. Sullivan.

     The following is a brief summary of the background of each director:

     WILLIAM R. STOW III founded StarBase Corporation in September 1991. Mr. Stow has served as our Chief Executive Officer since September 1991 (exclusive of the period from August 1996 to January 1997) and has served as our President since July 1998 and, prior to July 1998 from September 1991 to August 1996 (exclusive of the period from April 1994 through July 1995). Mr. Stow has served as a member of our board of directors since September 1991, our Co-Chairman of the Board from October 1994 to August 1996 and our Chairman of the Board since August 1996. Mr. Stow serves on the board of directors of OpenAvenue Inc. and Escrow.Com, both private Internet companies. Mr. Stow holds a B.S. in Mathematics from Oregon State University.

     DONALD R. FARROW has served as our Executive Vice President since February 2000. Mr. Farrow has held various positions within the company including serving as Vice Chairman from July 1998 to February 2000, President from January 1997 to July 1998, Chief Operating Officer from February 1997 to July 1998, Vice President, Sales and Marketing from August 1996 to January 1997, Vice President, Sales from May 1996 to August 1996 and consultant from March 1996 to May 1996. From January 1995 to May 1996, Mr. Farrow was an independent consultant in the area of sales and marketing of software technology. Mr. Farrow has served as a member of our board of directors since February 1997. Mr. Farrow holds a B.S. in Industrial Management from Purdue University.

     FRANK R. CACCAMO has served as a member of our board of directors since November 1998. Mr. Caccamo is a consultant. Mr. Caccamo was the Vice President and Chief Information Officer of The Reynolds and Reynolds Company from January 1997 through November, 1999. Prior to joining Reynolds and Reynolds, Mr. Caccamo was Vice President of Information Systems at Procter & Gamble from 1990 to January 1997. Mr. Caccamo holds a B.A. in Economics from St. Joseph's College and an M.B.A. from the University of Chicago.

     DANIEL P. GINNS has served as a member of our board of directors since January 1997. Since October 1996, Mr. Ginns has been Chairman of the Board and Chief Executive Officer of Datametrics Corporation, a reporting company which designs, develops and manufactures printers and computers. From 1989 to 1996, Mr. Ginns was President of Belmont Capital, Inc., a management and financial advisory firm. Mr. Ginns holds a B.A. in Economics from Harvard University and an M.B.A. from The Harvard Business School.

     PHILLIP E. PEARCE has served as a member of our board of directors since January 1996. Mr. Pearce is a consultant since 1986. Prior to that, he was Senior Vice President and a member of the Board of Directors of E.F. Hutton & Co., from 1971 through 1983, a member of the Board of Governors of the New York Stock Exchange, and Chairman of the Board of governors of the NASD. Mr. Pearce is a member of the board of directors of China Premium, Mustang Software and Xybernaut Corporation. Mr. Pearce holds a B.S. degree in Retail from the University of South Carolina and graduated from the Wharton School of Investment Banking at the University of Pennsylvania.

     JOHN R. SNEDEGAR has served as a member of our board of directors since December 1991. Mr. Snedegar is President, Chief Executive Officer and a director of Micro General Corporation, a software development telecommunications company. Mr. Snedegar also serves as Chairman and CEO of Escrow.com, in Internet escrow company founded by Micro General. From May 1990 through April 1999, Mr. Snedegar served as President, Director and Chief Executive Officer of United Digital Network Inc., a diversified telecommunications provider based in Irving, Texas. Mr. Snedegar is a member of the board of directors of Micro General Corporation, Star Communications, Inc., an international long distance wholesale provider, and ShopNow.com, an electronic commerce shopping portal and TeleHub Communications Corporation, a long distance technology company. Mr. Snedegar holds a B.A. degree in Business and Journalism from Kansas State University.

     BARRY W. SULLIVAN has served as a member of our board of directors since September 1998. Mr. Sullivan served Electronic Data Systems (EDS) from 1971 through 1998, most recently as Corporate Vice President in charge of managing their Internet, New Media and Electronic Business. Mr. Sullivan holds a B.A. degree in History from Allegheny College.

REQUIRED VOTE

     The seven nominees receiving the highest number of votes will be elected as directors. Abstentions (including instructions to withhold authority to vote for one or more nominees) and broker non-votes will be counted for purposes of determining a quorum but will not be counted as votes cast in the election of directors. There is no provision for cumulative voting in the election of directors.

BOARD COMPENSATION

     Directors who are not our employees receive $1,000 per month, $1,000 per in-person Board meeting, $500 per each telephonic meeting and $500 per each committee meeting in addition to reimbursement of travel expenses. In addition, directors receive non-qualified stock option grants for shares of our common stock. All options awarded to non-employee directors have an exercise price per share at least equal to the market price of our common stock on the date of grant. The options have a ten-year term.

     In addition, Mr. Sullivan performed certain consulting services for which he was compensated $2,000 during fiscal year 2000.

BOARD OF DIRECTORS

     The Board of Directors is responsible for the management of the company. During fiscal 1998, the board of directors held twelve meetings. Each incumbent director attended more than 75% of the aggregate of the total number of meetings of the Board and of the committees on which he served during fiscal 2000.

COMMITTEES OF THE BOARD

     The board of directors had established four standing committees: (i) Compensation, (ii) Nominating, (iii) Audit, and (iv) Mergers and Acquisitions Committee.

     The principal function of the Compensation Committee was to review and establish compensation for executive officers and to consider incentive compensation alternatives for the company's employees. This committee was comprised of Messrs. Caccamo, Stow and Sullivan. The board of directors completed all functions of the Compensation Committee in regularly scheduled meetings during the fiscal year ended March 31, 2000.

     The principal function of the Nominating Committee was to select and recommend to the board of directors appropriate candidates for executive officers. The Nominating Committee was comprised of Messrs. Farrow, Snedegar and Stow. The board of directors completed all functions of the Nominating Committee in regularly scheduled meetings during the fiscal year ended March 31, 2000.

     Stockholders of the company who wish to nominate individuals for directors for election at the next annual meeting should submit such nominations to the Secretary of the company at the company's executive offices by March 31, 2001. The proposal should contain certain information about the proposed nominee, including name, age, business and residence addresses, principal occupation, the class and number of shares of common stock or other capital stock of the company beneficially owned, the consent of such person to be nominated and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The proposal should also include the name, business and residence addresses, occupation, the class of number of shares of common stock or other capital stock of the company beneficially owned by the person or entity making such nomination, and the relationship or affiliation, if any, to the nominee.

     The functions of the Audit Committee are included in the written Charter of the Audit Committee adopted by the board of directors. A copy is included in the Appendix. Members of the audit committee are "independent" as defined by the Nasdaq listing standards. The Audit Committee consisted of Messrs. Caccamo, Ginns, and Snedegar. The board of directors completed all functions of the Audit Committee in regularly scheduled meetings during the fiscal year ended March 31, 2000.

     The principal function of the Mergers and Acquisitions Committee was to investigate potential opportunities for merger and/or acquisition activity. This committee was comprised of Messrs. Farrow, Ginns and Pearce. The Mergers and Acquisition Committee met three times during the fiscal year ended March 31, 2000.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the company's executive officers and directors, and persons who beneficially own more than ten percent of the company's common stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the company. To the company's knowledge, based solely upon a review of copies of such written representations from its directors and executive officers, there were no late or delinquent filings.

                                   PROPOSAL 2

             AMENDING THE COMPANY'S CERTIFICATE OF INCORPORATION TO
            INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     On July 28, 2000 the board of directors unanimously adopted a resolution approving a proposal to amend the company's Certificate of Incorporation to increase the number of shares of common stock which the company is authorized to issue from 80,000,000 to 100,000,000 shares. If the proposed amendment is approved, the second sentence of Article 4 of the company's Certificate of Incorporation would be amended to read as follows: "The number of shares of Common Stock authorized to be issued is 100,000,000, with a par value of $.01 per share, and the number of shares of Preferred Stock authorized to be issued is 10,000,000, with a par value of $.01 per share." The number of shares of preferred stock authorized to be issued will not change as a result of this proposed amendment. The board of directors determined that such amendment is advisable and directed that the proposed amendment be considered at the meeting. The additional 20,000,000 share of common stock, if and when issued, will have the same rights and privileges as the shares of common stock presently issued and outstanding. Each holder of common stock is entitled to one vote per share on all matters submitted to a vote of stockholders. The common stock does not have cumulative voting rights. The holders of common stock share ratably on a per share basis in any dividends when, as and if declared by the board of directors out of funds legally available therefor and in all assets remaining after the payment of liabilities in the event of the liquidation, dissolution or winding up of the company. There are no preemptive or other subscription rights, conversion rights or redemption or sinking fund provisions with respect to the common stock.

PURPOSES AND CERTAIN POSSIBLE EFFECTS OF INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The company's Certificate of Incorporation, as amended to date, authorizes the company to issue 80,000,000 shares of common stock, $.01 par value per share, and 10,000,000 shares of preferred stock, $.01 par value per share. Of these authorized shares, as of July 28, 2000, 46,549,421 shares of common stock and no shares of preferred stock were outstanding. In addition, 13,969,414 shares of common stock were reserved for possible future issuance upon exercise of outstanding options and warrants. Accordingly, 19,481,165 shares of the company's common stock are currently available for future issuance by the company.

     The company has historically either publicly offered or privately placed its capital stock to raise funds to finance its operations, including research and development and product development activities, and has issued shares and/or options to consultants, employees and members of the board of directors. The company expects to continue to make substantial expenditures for research and product development and in the marketing of products. The company continues to periodically explore and negotiate the additional financing that it may require. The company may also seek acquisitions of other companies, products and assets. These activities are likely to require the company to sell shares of common stock or securities convertible into or exchangeable for common stock. The company has, at times in the past, sold shares below the market price of its common stock at the date of issuance and may be required to do so in the future in order to raise financing. The company has no present plans to issue any of the additional shares authorized by this proposed amendment.

     The board of directors believes that the increase in the number of authorized shares of common stock at this time will provide the company with the flexibility of having an adequate number of authorized but unissued shares of common stock available for future financing requirements, including for funding research and product development, acquisitions and other corporate purposes, without the expense or delay attendant in seeking stockholder approval at any special or annual meeting. The proposed amendment would provide additional authorized shares of common stock that could be used from time to time without further action or authorization by the stockholders (except as may be required by law or by any stock exchange or over-the-counter market on which the company's securities may then be listed).

     Although it is not the purpose of the proposed amendment and the board of directors is not aware of any pending or proposed effort to acquire control of the company, the authorized but unissued shares of common stock also could be used by the board of directors to discourage, delay or make more difficult a change in control of the company (for example, by permitting issuances which would dilute the stock ownership of a person seeking to effect a change in the composition of the board of directors or contemplating a tender offer or other transaction for the combination of the company with another company). Other than the amendment to Article 4 of the Certificate of Incorporation, the board of directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation that could be construed to affect the ability of third parties to take over or change control of the company.

     The proposed amendment will not affect the rights of existing holders of common stock except to the extent that further issuance of common stock will reduce each existing stockholder's proportionate ownership in the company. If the proposed amendment is adopted, there would be 39,481,165 authorized shares of common stock that are not outstanding or reserved for issuance.

DELAWARE TAKEOVER STATUTE AND CERTAIN CHARTER PROVISIONS

     The company is subject to Section 203 of the Delaware General Corporation Law which, subject to certain exceptions, prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that such stockholder became an interested stockholder, unless: (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder; (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned (x) by persons who are directors and also officers and (y) by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or (iii) on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least
66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Generally, an "interested stockholder" is any person that (i) is the owner of 15% or more of the outstanding voting stock of a corporation or
(ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of such corporation at any time within the 3-year period immediately prior to the date on which it is sought to be determined whether such person is an interested stockholder.

     These provisions are likely to impose significant restrictions on stockholders unaffiliated with the company and accordingly are likely to discourage potential acquirers of the company.

EFFECTIVE DATE

     If approved by the stockholders, the proposed amendment will become effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of Delaware amending the Certificate of Incorporation as set forth above, which filing will be made as soon as reasonably practicable following stockholder approval.

REQUIRED VOTE

     Approval of the proposed amendment to the Certificate of Incorporation requires the affirmative vote of a majority of the shares of common stock outstanding at the meeting and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL 2.

                                   PROPOSAL 3

            RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

CHANGES IN THE COMPANY'S CERTIFYING ACCOUNTANT

     On March 17, 1999, the company dismissed PricewaterhouseCoopers LLP as its independent accountants. The reports of PricewaterhouseCoopers LLP on the financial statements for the preceding two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except for going concern uncertainty. The company's audit committee participated in and approved the decision to change independent accountants. In connection with its audits for the fiscal year ended March 31, 1997 and March 31, 1998, respectively, and through March 17, 1999, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years. During the two fiscal years ended March 31, 1997 and March 31, 1998, respectively, and through March 17, 1999, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). PricewaterhouseCoopers LLP furnished the company with a letter addressed to the SEC stating that it agreed with the above statements. A copy of such letter, dated March 23, 1999, was filed as Exhibit 16.1 to the company's current report on Form 8-K filed with the SEC on March 23, 1999.

     The company engaged Deloitte & Touche LLP as its new independent accountants as of March 17, 1999. During the two fiscal years ended March 31, 1997 and March 31, 1998, respectively, and through March 17,

1999, the company has not consulted Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the company's financial statements, and either a written report was provided to the company or oral advice was provided that Deloitte & Touche LLP concluded was an important factor considered by the company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

     The accounting firm of Deloitte & Touche LLP served as the company's independent auditors for fiscal years 1999 and 2000. Representatives of that firm are not expected to attend the annual meeting. However, if one or more representatives of that firm attend the annual meeting, they will be given the opportunity to comment, if they desire, and to respond to appropriate questions that may be asked by stockholders.

     Approval by the stockholders of the appointment of independent auditors is not required but the board of directors deems it desirable to submit this matter to the stockholders. If a majority of the common stock present and entitled to vote at the meeting should not approve the selection of Deloitte & Touche LLP, the selection of independent auditors will be reconsidered by the board of directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Stockholder proposals for the 2001 Annual Meeting of Stockholders must be received in writing by the Secretary of the company at the company's executive offices by April 30, 2001 in order to be considered for inclusion in the proxy materials.

                                 OTHER MATTERS

     Management does not intend to bring before the meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the meeting. If any other matters or motions properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

                                          By order of the Board of Directors,

                                          William R. Stow III
                                          Chairman of the Board, President
                                          and Chief Executive Officer

Santa Ana, California
August   , 2000

                                    EXHIBITS

     Certain exhibits and items have been previously filed with the Commission and are incorporated herein by reference.

    EXHIBIT
     NUMBER                         DESCRIPTION OF DOCUMENT                     REF.
    -------                         -----------------------                     ----
16.1              Letter of Agreement by PricewaterhouseCoopers LLC,
                  Independent Accountants                                       (A)
Part III,         Directors and Executive Officers of the Registrant (Item
Items 10, 11, 13  10); Executive Compensation (Item 11); Certain Relationships
                  and Related Transactions (Item 13)                            (B)

---------------
(A) Incorporated herein by reference to the company's Form 8-K (File number 0-25612) filed with the commission on March 23, 1999.

(B) Incorporated herein by reference to the company's Form 10-K (File number 0-25612) filed with the commission on June 29, 2000.

                                                                        APPENDIX

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                       OF
                              STARBASE CORPORATION

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors (the "Board") of StarBase Corporation (the "Corporation") in fulfilling its oversight responsibilities by reviewing the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established or may establish; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Corporation's independent auditors.

     - Provide an open avenue of communication among the independent auditors, financial and senior management and the Board.

The Audit Committee will fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter and such other activities consistent with this Charter as may from time to time be necessary or appropriate.

II. COMPOSITION OF THE AUDIT COMMITTEE

     The Audit Committee shall be comprised of three or more members of the Board as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of this Charter, the definition of independent directors will be based on the rules of the National Association of Securities Dealers for audit committees, as amended, modified or supplemented from time to time. All members of the Audit Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in such member's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve at the pleasure of the Board or until their successors shall be duly elected and qualified. Unless a chairman of the Audit Committee (the "Chairman") is elected by the Board, the members of the Committee may designate a Chairman by majority vote of the full Audit Committee membership.

III. MEETINGS

     The Audit Committee shall meet from time to time as called by the Chairman or as requested by the independent auditors. The Audit Committee may ask members of management or others to attend meetings of the Audit Committee and provide pertinent information as necessary. As part of its responsibility to foster open communication, the Audit Committee shall meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or any of these groups believe should be discussed privately. In addition, the Audit Committee or its Chairman shall discuss with management the Corporation's quarterly financial statements consistent with Section IV.4. below. The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

IV. RESPONSIBILITIES AND DUTIES

     The duties of the Audit Committee shall include the following:

  Documents/Reports Review

     Review this Charter periodically, but at least annually, and update this Charter as conditions dictate.

     Review, prior to its filing or prior to its release, as the case may be, the Corporation's Form 10-K and annual report to stockholders.

     Review the Corporation's Form 10-Q prior to its filing. The Chairman may represent the entire Audit Committee for purposes of this review.

     Review such other reports or other financial information submitted to the Securities and Exchange Commission or the public as the Audit Committee shall deem appropriate. The Chairman may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

     Recommend to the Board the selection of the independent auditors for each fiscal year, confirm and assure their independence and approve the fees and other compensation to be paid to the independent auditors. On an annual basis, the Audit Committee should review and discuss with the auditors all significant relationships which effect the auditors' independence and should receive the written statement from the independent auditors required by Independence Standards Board Standard No. 1, as amended, modified or supplemented from time to time.

     Recommend to the Board the advisability of having the independent auditors make specified studies and reports as to auditing matters, accounting procedures, tax or other matters.

     Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

     Periodically consult with the independent auditors out of the presence of management about internal controls and the completeness and accuracy of the Corporation's financial statements.

  Financial Reporting Processes

     Consider the independent auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditors or management.

  Process Improvement

     Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

     Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     Review any significant disagreement among management and the independent auditors in connection with the preparation of any of the Corporation's financial statements.

     Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

  Legal Compliance

     Review with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

     Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  Other Responsibilities

     Perform any other activities consistent with this Charter, and the Corporation's Certificate of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

                              STARBASE CORPORATION
                                      PROXY
              ANNUAL MEETING OF STOCKHOLDERS -- SEPTEMBER 21, 2000
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Stockholders of StarBase Corporation (the "company") to be held on September 21, 2000 and the related proxy statement; (b) appoints William R. Stow III and Martin Eric Weisberg, Esq. or either of them as proxies, each with the power to appoint a substitute; (c) authorizes the proxies to represent and vote, as designated on the reverse side, all the shares of the company's common stock, par value at $.01 per share held of record by the undersigned on July 28, 2000 at the annual meeting and at any adjournments or postponements thereof; and (d) revokes any proxies previously given.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTORS AND FOR PROPOSAL 2 AND 3. THE PROXIES WILL USE THEIR DISCRETION WITH REGARD TO ANY MATTER REFERRED TO IN ITEM 4 ON THE REVERSE SIDE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

        Please mark your
[X]     votes as in this
        example.

        Please sign, date and return this proxy as promptly as possible in the envelope provided.

1.  ELECTION OF DIRECTORS    [ ] FOR ALL NOMINEES (except as marked to the
                                 contrary below)

                             [ ] WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name in the list at right.)

Nominees:   William R. Stow III
            Frank R. Caccamo
            Donald R. Farrow
            Daniel P. Ginns
            Phillip E. Pearce
            John R. Snedegar
            Barry W. Sullivan


2. To amend the company's Certificate of Incorporation to increase the number of authorized shares of common stock from 80,000,000 to 100,000,000 shares.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

3. To ratify the appointment of Deloitte & Touche LLP as the company's independent auditors for the company's fiscal year ended March 31, 2001.

          [ ] FOR               [ ] AGAINST               [ ] ABSTAIN

4. In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment(s) thereof.

PLEASE MARK, SIGN BELOW AND RETURN THE PROXY PROMPTLY IN THE ENCLOSED ENVELOPE

______________________________                    Dated _________, 2000
Signature(s) of Stockholder(s)

______________________________                    Dated _______, 2000
Signature(s) of Stockholder(s)

NOTE: (Signature should conform to names printed on this proxy. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title.)